SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2004

SIMTEK CORPORATION

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-19027 (Commission File Number)	84-1057605 (I.R.S. Employer Identification No.)

4250 Buckingham Dr. #100

Colorado Springs, Colorado 80907

(719) 531-9444

Item 1.01. Entry into a Material Definitive Agreement.

On October 12, 2004, Simtek Corporation (the "Company") entered into a Securities Purchase Agreement (the "Agreement") for a $2.5 million private placement of 5,159,959 shares of its common stock, priced at $0.4845 per share, with SF Capital Partners Ltd., Bluegrass Growth Fund LP and Bluegrass Growth Fund LTD. The investors in the transaction will also receive warrants to purchase an additional 2,579,980 shares of common stock at a price of $0.627 per share and with a term of five years. A copy of the press release is included herewith as Exhibit 99.1. A copy of the Agreement, the form of Warrant and the form of Registration Rights Agreement entered into in connection with the Agreement are included herewith as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

On October 12, 2004, the Company sold 5,159,959 shares of its common stock and warrants to purchase an additional 2,579,980 shares of its common stock. The warrants issued in the transaction have an exercise price of $0.627 per share and have a term of five years.

The total offering price for the common stock and the warrants in the transaction was $2.5 million. The total commission paid or payable to Merriman Curhan Ford & Co., the placement agent for this transaction, is: (i) a cash payment of $187,500 (which equals 7.5% of the total amount of capital received by the Company from the sale of the common stock and the warrants in the transaction); (ii) a cash payment equal to 7.5% of the capital received by the Company upon the exercise of the warrants issued to the investors (provided such exercise is within an applicable tail period); and (iii) warrants to purchase a number of shares of the Company's common stock equal to 5% of the number of shares of common stock (or common stock equivalents) purchased in the transaction and with respect to which the investors obtained a right to acquire through purchase, conversion, or exercise of convertible securities issued by the Company in the transaction.

The issuance of the shares of common stock and warrants are exempt from registration pursuant to Rule 506 promulgated under, and Section 4(2) of, the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 12, 2004, of the Company with respect to the financing transaction with SF Capital Partners Ltd., Bluegrass Growth Fund LP and Bluegrass Growth Fund LTD.
99.2	Securities Purchase Agreement, dated October 12, 2004, by and among the Company, SF Capital Partners Ltd., Bluegrass Growth Fund LP and Bluegrass Growth Fund LTD.
99.3	Form of Warrant (attached as Exhibit A to Securities Purchase Agreement, dated October 12, 2004, by and among the Company, SF Capital Partners Ltd., Bluegrass Growth Fund LP and Bluegrass Growth Fund LTD).
99.4	Form of Registration Rights Agreement (attached as Exhibit B to Securities Purchase Agreement, dated October 12, 2004, by and among the Company, SF Capital Partners Ltd., Bluegrass Growth Fund LP and Bluegrass Growth Fund LTD).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 October 13, 2004

SIMTEK CORPORATION

 By: /s/ Douglas Mitchell

DOUGLAS MITCHELL

Chief Executive Officer, President and Chief Financial Officer (acting)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 12, 2004, of the Company with respect to the financing transaction with SF Capital Partners Ltd., Bluegrass Growth Fund LP and Bluegrass Growth Fund LTD.
99.2	Securities Purchase Agreement, dated October 12, 2004, by and among the Company, SF Capital Partners Ltd., Bluegrass Growth Fund LP and Bluegrass Growth Fund LTD.
99.3	Form of Warrant (attached as Exhibit A to Securities Purchase Agreement, dated October 12, 2004, by and among the Company, SF Capital Partners Ltd., Bluegrass Growth Fund LP and Bluegrass Growth Fund LTD).
99.4	Form of Registration Rights Agreement (attached as Exhibit B to Securities Purchase Agreement, dated October 12, 2004, by and among the Company, SF Capital Partners Ltd., Bluegrass Growth Fund LP and Bluegrass Growth Fund LTD).